EXHIBIT 99.1

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MORGAN STANLEY                                                    July 25, 2005
Securitized Products Group          [MORGAN STANLEY LOGO]

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                       Structural and Collateral Termsheet
                             Computational Materials

                                  $750,000,000
                                  (Approximate)

                         IXIS Real Estate Capital Trust
                                 Series 2005-HE3
                                     Issuer

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                         IXIS Real Estate Capital Inc. *
                                     Seller

                            JPMorgan Chase Bank, N.A.
                                 Master Servicer

                          Saxon Mortgage Services Inc.
                       Countrywide Home Loans Servicing LP
                                    Servicers

               Mortgage Pass-Through Certificates Series 2005-HE3

               *Formerly referred to as CDC Mortgage Capital Inc.

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

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MORGAN STANLEY                                                    July 25, 2005
Securitized Products Group          [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------

                                  $750,000,000
                                (Approximate) (5)
                 IXIS Real Estate Capital Trust, Series 2005-HE3

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                          IXIS Real Estate Capital Inc.
                                     Seller

                            JPMorgan Chase Bank, N.A.
                                 Master Servicer

                          Saxon Mortgage Services, Inc.
                       Countrywide Home Loans Servicing LP
                                    Servicers

                             Transaction Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                       Original                                                   Modified
                                     Certificate                                Avg Life to      Duration To
   Offered                            Principal          Expected Ratings          Call /          Call /         Payment Window To
   Classes        Description     Balance $ (5),(6)    (S&P/Moody's/ Fitch)      Mty(1)(2)      Mty(1)(2)(3)       Call / Mty(1)(2)
------------------------------------------------------------------------------------------------------------------------------------
   A-1(4)          FLT / PT          212,182,000            AAA/Aaa/AAA         2.32 / 2.52      2.14 / 2.29       1 - 86 / 1 - 191
------------------------------------------------------------------------------------------------------------------------------------
     A-2           FLT / SEQ         245,500,000            AAA/Aaa/AAA         1.00 / 1.00      0.98 / 0.98       1 - 26 / 1 - 26
------------------------------------------------------------------------------------------------------------------------------------
     A-3           FLT / SEQ          83,000,000            AAA/Aaa/AAA         3.00 / 3.00      2.82 / 2.82      26 - 56 / 26 - 56
------------------------------------------------------------------------------------------------------------------------------------
     A-4           FLT / SEQ          63,847,000            AAA/Aaa/AAA         6.38 / 7.59      5.62 / 6.46      56 - 86 / 56 - 189
------------------------------------------------------------------------------------------------------------------------------------
     M-1           FLT / MEZ          29,555,000            AA+/Aa1/AA+         4.97 / 5.49      4.46 / 4.82      43 - 86 / 43 - 163
------------------------------------------------------------------------------------------------------------------------------------
     M-2           FLT / MEZ          26,484,000            AA/Aa2/AA+          4.90 / 5.40      4.40 / 4.75      41 - 86 / 41 - 156
------------------------------------------------------------------------------------------------------------------------------------
     M-3           FLT / MEZ          15,353,000             AA/Aa3/AA          4.86 / 5.35      4.37 / 4.70      40 - 86 / 40 - 148
------------------------------------------------------------------------------------------------------------------------------------
     M-4           FLT / MEZ          14,585,000             AA/A1/AA-          4.84 / 5.31      4.33 / 4.66      39 - 86 / 39 - 142
------------------------------------------------------------------------------------------------------------------------------------
     M-5           FLT / MEZ          13,050,000             A+/A2/A+           4.82 / 5.26      4.31 / 4.62      39 - 86 / 39 - 136
------------------------------------------------------------------------------------------------------------------------------------
     M-6           FLT / MEZ          12,283,000              A+/A3/A           4.81 / 5.21      4.29 / 4.58      38 - 86 / 38 - 130
------------------------------------------------------------------------------------------------------------------------------------
     B-1           FLT / MEZ          10,747,000            A-/Baa1/A-          4.80 / 5.15      4.22 / 4.46      38 - 86 / 38 - 122
------------------------------------------------------------------------------------------------------------------------------------
     B-2           FLT / MEZ          9,980,000           BBB+/Baa2/BBB+        4.80 / 5.08      4.20 / 4.39      37 - 86 / 37 - 113
------------------------------------------------------------------------------------------------------------------------------------
     B-3           FLT / MEZ          5,757,000           BBB+/Baa3/BBB+        4.78 / 4.97      4.13 / 4.26      37 - 86 / 37 - 103
------------------------------------------------------------------------------------------------------------------------------------
     B-4           FLT / MEZ          7,677,000            BBB-/Ba1/BBB         4.77 / 4.84      3.92 / 3.96      37 - 86 / 37 - 96
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------

                 Initial
   Offered    Subordination                        Final Legal
   Classes      Level (6)          Benchmark        Maturity
----------------------------------------------------------------
   A-1(4)        21.25%            1 M LIBOR         12/2035
----------------------------------------------------------------
     A-2         21.25%            1 M LIBOR         12/2035
----------------------------------------------------------------
     A-3         21.25%            1 M LIBOR         12/2035
----------------------------------------------------------------
     A-4         21.25%            1 M LIBOR         12/2035
----------------------------------------------------------------
     M-1         17.40%            1 M LIBOR         12/2035
----------------------------------------------------------------
     M-2         13.95%            1 M LIBOR         12/2035
----------------------------------------------------------------
     M-3         11.95%            1 M LIBOR         12/2035
----------------------------------------------------------------
     M-4         10.05%            1 M LIBOR         12/2035
----------------------------------------------------------------
     M-5          8.35%            1 M LIBOR         12/2035
----------------------------------------------------------------
     M-6          6.75%            1 M LIBOR         12/2035
----------------------------------------------------------------
     B-1          5.35%            1 M LIBOR         12/2035
----------------------------------------------------------------
     B-2          4.05%            1 M LIBOR         12/2035
----------------------------------------------------------------
     B-3          3.30%            1 M LIBOR         12/2035
----------------------------------------------------------------
     B-4          2.30%            1 M LIBOR         12/2035
----------------------------------------------------------------


Notes:      (1)   Certificates are priced to the 10% optional clean-up call.

            (2)   Based on the pricing prepayment speed. See details below.

            (3)   Assume pricing at par.

            (4) The Class A-1 Certificates are insured by FSA. (5) Bond sizes subject to a variance of plus or minus 5%.

            (6) Calculated based on the schedule principal balance of the Mortgage Loans and any amounts deposited into the Prefunding Accounts as of the Closing Date.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

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MORGAN STANLEY                                                    July 25, 2005
Securitized Products Group          [MORGAN STANLEY LOGO]

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Issuer:                       IXIS Real Estate Capital Trust 2005-HE3 (the
                              "Trust")

Depositor:                    Morgan Stanley ABS Capital I Inc.

Seller: IXIS Real Estate Capital Inc. (formerly referred to as CDC Mortgage Capital Inc.)

Master Servicer:              JP Morgan Chase Bank, N.A.

Servicers:                    Saxon Mortgage Services, Inc. (approx. 70%) and
                              Countrywide Home Loans Servicing LP (approx. 30%)

Swap Counterparty:            TBD

Trustee and Swap              JPMorgan Chase Bank, N.A.
Administrator:

Managers:                     Morgan Stanley (lead manager); Banc of America
                              Securities LLC, Countrywide Securities
                              Corporation, IXIS Securities (co-managers)

Rating Agencies:              Fitch Inc., Moody's Investors Service, Inc. and
                              Standard & Poor's Ratings Services (a division of the McGraw Hill Companies, Inc.)

Class A Certificates:         Class A-1, A-2, A-3 and A-4 Certificates

Group I Class A               Class A-1 Certificates
Certificates:

Group II Class A              Class A-2, A-3, and A-4 Certificates
Certificates:

Class A Certificate Group:    The Group I Class A Certificates and Group II
                              Class A Certificates, as applicable

Class M Certificates:         Class M-1, M-2, M-3, M-4, M-5 and M-6 Certificates

Class B Certificates:         Class B-1, B-2, B-3 and B-4 Certificates

Offered Certificates:         Class A, M and B Certificates

Expected Pricing Date:        On or about July 25, 2005

Expected Closing Date:        August 30, 2005 through DTC, Euroclear and
                              Clearstream, Luxembourg. The Offered Certificates will be settled without accrued interest.

Distribution Dates:           The 25th of each month, or if such day is not a
                              business day, on the next business day, beginning
                              September 26, 2005.

Cut-Off Date:                 August 1, 2005, for any Mortgage Loan in the
                              mortgage pool transferred to the Trust on the Closing Date. For any Mortgage Loan subsequently transferred to the Trust during the Pre-Funding
                              Period (as described below), the first day of the month in which such loan was transferred to the Trust.

Class A-1 Certificate         Financial Security Assurance Inc., a AAA/Aaa/AAA
Insurer:                      rated surety bond provider, guarantees timely
                              interest and ultimate principal to the Class A-1
                              Certificateholders.

Due Period for Mortgage       For any Distribution Date, the period commencing
Loans:                        on the second day of the calendar month preceding
                              the calendar month in which such Distribution Date occurs and ending on the first day of the calendar month in which such Distribution Date occurs.

Prepayment Period:            With respect to any Distribution Date, the period
                              commencing on the 16th day of the month prior to the month in which the related Distribution Date occurs (or, on the Cut-off Date, in connection with the first Prepayment Period) and ending on the 15th day of the month in which such Distribution Date occurs.

Interest Accrual Period       The interest accrual period for the Offered
for the Offered               Certificates with respect to any Distribution Date
Certificates:                 will be the period beginning with the immediately
                              preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current
                              Distribution Date (on an actual/360 day count basis).

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

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MORGAN STANLEY                                                    July 25, 2005
Securitized Products Group          [MORGAN STANLEY LOGO]

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Mortgage Loans:               The Trust will consist of approximately
                              $767,656,090 of fixed and adjustable rate, sub-prime, first-lien, and second-lien residential mortgage loans. The information on the Mortgage Loans described herein is based on the Cut-Off Date pool of approximately $635,338,651. On the Closing Date, it is expected that the trust will consist of approximately $635,338,651 of mortgage loans, and it is expected that up to approximately $132,317,439 of Mortgage Loans may be purchased by the trust for a period of up to 3 months after the closing date (the "Pre-Funding Period").

Group I Mortgage Loans:       On the Closing Date, approximately $222,995,732 of
                              Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Fannie
                              Mae or Freddie Mac.

Group II Mortgage Loans:      On the Closing Date, approximately $412,342,919 of
                              Mortgage Loans with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Fannie Mae or Freddie Mac.

Prefunding:                   On the Closing Date, approximately $132,317,439
                              from the sale of the Offered Certificates (the
                              "Pre-Funded Amount") will be deposited with the Trustee into two separate accounts (each a "Pre-Funding Account") to be used by the Trust to purchase additional Mortgage Loans during the Pre-Funding Period for the related Mortgage
                              Loan Pool. Approximately $46,441,727 and
                              $85,875,712 will be deposited for the purposes of purchasing additional Group I Mortgage Loans and additional Group II Mortgage Loans, respectively.

Pricing Prepayment            o Fixed Rate Mortgage Loans: CPR starting at
Speed:                        approximately 4% CPR in month 1 and increasing to
                              23% CPR in month 16 (19%/15 CPR increase for each month), and remaining at 23% CPR thereafter.

                              o Adjustable Rate Mortgage Loans: CPR of 28%.

Credit Enhancement:           The Offered Certificates are credit enhanced by:
                              1)   Net Swap Payments received from the Swap
                                   Provider (if any);
                              2)   Net monthly excess cashflow from the
                                   Mortgage Loans;
                              3)   2.30% overcollateralization (funded upfront)
                                   based on the sum of the aggregate principal
                                   balance as of the Cut-Off Date of the
                                   Mortgage Loans acquired by the Trust on
                                   the Closing Date and the Pre-Funded
                                   Amount. After the Step-down Date, so long
                                   as a Trigger Event is not in effect, the
                                   required overcollateralization will equal
                                   4.60% of the aggregate principal balance
                                   of the Mortgage Loans as of the last day
                                   of the applicable Due Period, subject to a
                                   0.50% floor, based on the sum of the
                                   aggregate principal balance as of the
                                   Cut-Off Date of the Mortgage Loans
                                   acquired by the Trust on the Closing Date
                                   and the Pre-Funded Amount;
                              4)   Subordination of distributions on the more
                                   subordinate classes of certificates to the
                                   required distributions on the more senior
                                   classes of certificates (if applicable);
                                   and
                              5)   An insurance policy issued by Financial
                                   Security Assurance Inc. for the benefit of
                                   the holders of the Class A-1 Certificates
                                   only.

Senior Enhancement            For any Distribution Date, the percentage obtained
Percentage:                   by dividing (x) the aggregate Certificate
                              Principal Balance of the subordinate certificates
                              (including any overcollateralization and taking into account the distributions of the Principal
                              Distribution Amount for such Distribution Date) by
                              (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related
                              Due Period.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

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MORGAN STANLEY                                                    July 25, 2005
Securitized Products Group          [MORGAN STANLEY LOGO]

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Step-down Date:               The later to occur of:
                              (x)  The earlier of:
                                   (a)  The Distribution Date occurring in
                                        September 2008; and
                                   (b)  The Distribution Date on which the
                                        aggregate balance of the Class A
                                        Certificates is reduced to zero; and

                              (y) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account scheduled and unscheduled payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to any applications of Principal Distribution to the Offered Certificates on the applicable Distribution Date) is greater than or equal to approximately 42.50%.

Trigger Event:                A Delinquency Trigger Event is in effect on any
                              Distribution Date if the quotient (expressed as a percentage) of (x) the three month rolling daily average of 60+ day delinquent Mortgage Loans as of the last day of the Due Period, over (y) the aggregate principal balance of the Mortgage Loans equals or exceeds [38]% of the prior period's
                              Senior Enhancement Percentage.

                              A Loss Trigger Event is in effect if the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount exceeds the applicable percentages described below with respect to such Distribution Date:

                              Months 25 - 36          1.50% for the first month, plus an additional 1/12th of 1.75% for each month thereafter (e.g., 2.375% in Month 31)
                              Months 37 - 48          3.25% for the first month, plus an additional 1/12th of 1.75% for each month thereafter (e.g., 4.125% in Month 43)
                              Months 49 - 60          5.00% for the first month, plus an additional 1/12th of 1.50% for each month thereafter (e.g., 5.750% in Month 55)
                              Months 61 - 72          6.50% for the first month, plus an additional 1/12th of 1.00% for each month thereafter (e.g., 7.000% in Month 67)
                              Months 73 - thereafter  7.50%

Initial Subordination         Class A:           21.25%
Percentage (includes          Class M-1:         17.40%
prefunded amounts):           Class M-2:         13.95%
                              Class M-3:         11.95%
                              Class M-4:         10.05%
                              Class M-5:          8.35%
                              Class M-6:          6.75%
                              Class B-1:          5.35%
                              Class B-2:          4.05%
                              Class B-3:          3.30%
                              Class B-4:          2.30%

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

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MORGAN STANLEY                                                    July 25, 2005
Securitized Products Group          [MORGAN STANLEY LOGO]

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Optional Clean-up Call:       If the Class X certificates are 100% owned,
                              directly or indirectly, by IXIS Real Estate
                              Capital Inc. or any of its affiliates, one or more of the servicers, acting in accordance with the terms of the pooling and servicing agreement and the applicable servicing agreements, may exercise a clean-up call when the current aggregate scheduled principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the aggregate scheduled principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount.

                              If the Class X certificates are not 100% owned, directly or indirectly, by IXIS Real Estate Capital Inc. or any of its affiliates, then the majority owner of the Class X certificates may exercise a clean-up call when the current scheduled aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the aggregate scheduled principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount, provided, however, that IXIS Real Estate Capital Inc. or any of its affiliates, may only participate in the exercise of the clean-up call by the majority owners of the Class X certificates if IXIS Real Estate Capital Inc. or any of its affiliates is not the majority owner of the Class X Certificates, either directly or indirectly.

Step-up Coupons:              For the Offered Certificates, the pass-through
                              rate will increase after the date on which the Optional Clean-up Call is first exercisable, should the call not be exercised. The applicable coupon for the Class A Certificates will increase by 2 times its initial margin and the coupons for the Class M and Class B Certificates will each increase by 1.5 times their respective initial margins.

Class A-1 Certificates        The Class A-1 Certificates will accrue interest at
Pass-Through Rate:            a variable rate equal to the least of (i)
                              one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                              Clean-up Call is exercisable), (ii) Loan Group I
                              Cap and (iii) the Net WAC Cap.

Class A-2 Certificates        The Class A-2 Certificates will accrue interest at
Pass-Through Rate:            a variable rate equal to the least of (i)
                              one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                              Clean-up Call is exercisable), (ii) Loan Group II
                              Cap and (iii) the Net WAC Cap.

Class A-3 Certificates        The Class A-3 Certificates will accrue interest at
Pass-Through Rate:            a variable rate equal to the least of (i)
                              one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                              Clean-up Call is exercisable), (ii) Loan Group II
                              Cap and (iii) the Net WAC Cap.

Class A-4 Certificates        The Class A-4 Certificates will accrue interest at
Pass-Through Rate:            a variable rate equal to the least of (i)
                              one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                              Clean-up Call is exercisable), (ii) Loan Group II
                              Cap and (iii) the Net WAC Cap.

Class M-1 Pass-Through        The Class M-1 Certificates will accrue interest at
Rate:                         a variable rate equal to the lesser of (i)
                              one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                              Clean-up Call is exercisable) and (ii) the Net WAC
                              Cap.

Class M-2 Pass-Through        The Class M-2 Certificates will accrue interest at
Rate:                         a variable rate equal to the lesser of (i)
                              one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                              Clean-up Call is exercisable) and (ii) the Net WAC
                              Cap.

Class M-3 Pass-Through        The Class M-3 Certificates will accrue interest at
Rate:                         a variable rate equal to the lesser of (i)
                              one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                              Clean-up Call is exercisable) and (ii) the Net WAC
                              Cap.

Class M-4 Pass-Through        The Class M-4 Certificates will accrue interest at
Rate:                         a variable rate equal to the lesser of (i)
                              one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                              Clean-up Call is exercisable) and (ii) the Net WAC
                              Cap.

Class M-5 Pass-Through        The Class M-5 Certificates will accrue interest at
Rate:                         a variable rate equal to the lesser of (i)
                              one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                              Clean-up Call is exercisable) and (ii) the Net WAC
                              Cap.

Class M-6 Pass-Through        The Class M-6 Certificates will accrue interest at
Rate:                         a variable rate equal to the lesser of (i)
                              one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                              Clean-up Call is exercisable) and (ii) the Net WAC
                              Cap.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 25, 2005
Securitized Products Group          [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------

Class B-1 Pass-Through        The Class B-1 Certificates will accrue interest at
Rate:                         a variable rate equal to the lesser of (i)
                              one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                              Clean-up Call is exercisable) and (ii) the Net WAC
                              Cap.

Class B-2 Pass-Through        The Class B-2 Certificates will accrue interest at
Rate:                         a variable rate equal to the lesser of (i)
                              one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                              Clean-up Call is exercisable) and (ii) the Net WAC
                              Cap.

Class B-3 Pass-Through        The Class B-3 Certificates will accrue interest at
Rate:                         a variable rate equal to the lesser of (i)
                              one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                              Clean-up Call is exercisable) and (ii) the Net WAC
                              Cap.

Class B-4 Pass-Through        The Class B-4 Certificates will accrue interest at
Rate:                         a variable rate equal to the lesser of (i)
                              one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                              Clean-up Call is exercisable) and (ii) the Net WAC
                              Cap.

Net WAC Cap:                  For any Distribution Date, the weighted average of
                              the interest rates for the Mortgage Loans (in each case, less the applicable expense fee rate and in regards to the Class A-1 Certificates only, the Class A-1 Certificate Insurance fee rate) then in effect at the beginning of the related Due Period less the Swap Payment Rate, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest
                              Accrual Period.

Loan Group I Cap:             For any Distribution Date, the weighted average of
                              the interest rates for the Group I Mortgage Loans
                              (in each case, less the applicable expense fee rate including the Class A-1 Certificate Insurance fee rate) then in effect at the beginning of the related Due Period less the Swap Payment Rate, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

Loan Group II Cap:            For any Distribution Date, the weighted average of
                              the interest rates for the Group II Mortgage Loans
                              (in each case, less the applicable expense fee rate) then in effect at the beginning of the related Due Period less the Swap Payment Rate, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

Swap Payment Rate:            For any Distribution Date, a fraction, the
                              numerator of which is any net swap payment or swap termination payment owed to the Swap Counterparty for such Distribution Date and the denominator of which is the sum of the scheduled principal balance of the Mortgage Loans at the beginning of the related Due Period plus amounts in the Prefunding Accounts, multiplied by 12.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 25, 2005
Securitized Products Group          [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------

Interest Distributions on     On each Distribution Date and after payments of
the Certificates:             servicing, certificate insurer, trustee fees and
                              other expenses, including any net swap payments and any swap termination payment owed to the Swap
                              Counterparty, interest distributions from the
                              Interest Remittance Amount will be allocated as follows:

                              (i) concurrently, with equal priority of payments;

                                  (A) payable from the remaining Interest
                                      Remittance Amount relating to the Group I
                                      Mortgage Loans and, to the extent such
                                      amount is less than the Accrued
                                      Certificate Interest for the Class A-1
                                      Certificates, from the amounts remaining with respect to the Group II Mortgage Loans for that Distribution Date after giving effect to the payment of the Accrued Certificate Interest for the Class A-2, Class A-3 and Class A-4 Certificates, for that Distribution Date, to the Class A-1 Certificates its Accrued Certificate Interest and any Unpaid Interest Shortfalls; and

                                 (B)  payable from the remaining Interest
                                      Remittance Amount relating to the Group II
                                      Mortgage Loans and, to the extent such
                                      amount is less than the Accrued
                                      Certificate Interest for the Class A-2,
                                      Class A-3 and Class A-4 Certificates, from the amounts remaining with respect to the Group I Mortgage Loans for that Distribution Date after giving effect to the payment of the Accrued Certificate Interest for the Class A-1 Certificates, for that Distribution Date, to the Class A-2, Class A-3 and Class A-4 Certificates pro rata, its Accrued Certificate Interest and any Unpaid Interest Shortfalls;

                              (ii) payable from the remaining Interest
                              Remittance Amount for all Groups, to the Class M-1 Certificates, its Accrued Certificate Interest;

                              (iii) payable from the remaining Interest
                              Remittance Amount for all Groups, to the Class M-2 Certificates, its Accrued Certificate Interest;

                              (iv) payable from the remaining Interest
                              Remittance Amount for all Groups, to the Class M-3 Certificates, its Accrued Certificate Interest;

                              (v) payable from the remaining Interest Remittance Amount for all Groups, to the Class M-4 Certificates, its Accrued Certificate Interest;

                              (vi) payable from the remaining Interest
                              Remittance Amount for all Groups, to the Class M-5 Certificates, its Accrued Certificate Interest;

                              (vii) payable from the remaining Interest
                              Remittance Amount for all Groups, to the Class M-6 Certificates, its Accrued Certificate Interest;

                              (viii) payable from the remaining Interest
                              Remittance Amount for all Groups, to the Class B-1 Certificates, its Accrued Certificate Interest;

                              (ix) payable from the remaining Interest
                              Remittance Amount for all Groups, to the Class B-2 Certificates, its Accrued Certificate Interest;

                              (x) payable from the remaining Interest Remittance Amount for all Groups, to the Class B-3 Certificates, its Accrued Certificate Interest; and

                              (xi) payable from the remaining Interest
                              Remittance Amount for all Groups, to the Class B-4 Certificates, its Accrued Certificate Interest.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 25, 2005
Securitized Products Group          [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------

Principal Distributions on    On each Distribution Date (a) prior to the
the Certificates:             Stepdown Date or (b) on which a Trigger Event is
                              in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i) to cover any net swap payments and any swap termination payments due to the Swap Counterparty remaining after the application of payments from the Interest Remittance Amount;

                              (ii) to the Class A Certificates, allocated among the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                              (iii) to the Class M-1 Certificates, until the Certificate Principal Balance has been reduced to zero;

                              (iv) to the Class M-2 Certificates, until the Certificate Principal Balance has been reduced to zero;

                              (v) to the Class M-3 Certificates, until the Certificate Principal Balance has been reduced to zero;

                              (vi) to the Class M-4 Certificates, until the Certificate Principal Balance has been reduced to zero;

                              (vii) to the Class M-5 Certificates, until the Certificate Principal Balance has been reduced to zero;

                              (viii) to the Class M-6 Certificates, until the Certificate Principal Balance has been reduced to zero;

                              (ix) to the Class B-1 Certificates, until the Certificate Principal Balance has been reduced to zero;

                              (x) to the Class B-2 Certificates, until the Certificate Principal Balance has been reduced to zero;

                              (xi) to the Class B-3 Certificates, until the Certificate Principal Balance has been reduced to zero; and

                              (xii) to the Class B-4 Certificates, until the Certificate Principal Balance has been reduced to zero.

                              On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i) to cover any net swap payment and any swap termination payments due to the Swap Counterparty remaining after the application of payments from the Interest Remittance Amount;

                              (ii) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated among the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                              (iii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iv) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (v) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (vi) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (vii) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (viii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (ix) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (x) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (xi) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                              (xii) to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 25, 2005
Securitized Products Group          [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------

Class A Principal             Except as described below, the Group II Class A
Allocation:                   Certificates will receive principal sequentially;
                              the Class A-3 Certificates will not receive principal distributions until the Certificate
                              Principal Balance of the Class A-2 Certificates has been reduced to zero, and the Class A-4
                              Certificates will not receive principal
                              distributions until the Certificate Principal
                              Balance of the Class A-3 Certificates has been reduced to zero.

                              All principal distributions to the holders of the Class A Certificates on any Distribution Date will be allocated concurrently between the Group I Class A Certificates, on the one hand, and the Group II Class A Certificates, on the other hand, based on the Class A Principal Allocation Percentage for the Group I Class A Certificates and the Group II Class A Certificates, as applicable.

                              However, if the Class Certificate Balances of the Class A Certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the holders of the Class A certificates in the other Class A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Group I Class A Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Group II Class A Certificates will be made first from payments relating to the Group II Mortgage Loans.

                              Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Group II Class A Certificates will be distributed pro rata to the Class A-2, Class A-3 and Class A-4 Certificates.

Swap Payment Allocation:      For a given Class of Certificates outstanding, a
                              pro rata share of the net swap payment owed by the Swap Counterparty (if any), based on the aggregate outstanding Certificate Principal Balance of the Class A, M and B Certificates outstanding prior to distributions of principal for that Distribution
                              Date.

Swap Payment Priority:        All payments due under the Swap Agreement and any
                              swap termination payment pursuant to the Swap
                              Agreement will be deposited into the Swap Account, and allocated in the following order of priority, in each case after taking into account any payments made from Net Excess Monthly Cashflow:

                              (i) to pay any net swap payment owed to the Swap Counterparty pursuant to the Swap Agreement;

                              (ii) to pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

                              (iii) to the Class A-1, A-2, A-3 and A-4
                              Certificates, the Accrued Certificate Interest and the Unpaid Interest Shortfall for each class, on a pro rata basis, to the extent not yet paid;


                              (iv) to the Class M-1, M-2, M-3, M-4, M-5, M-6,
                              B-1, B-2, B-3, and B-4 Certificates, Accrued
                              Certificate Interest and Unpaid Interest Shortfall for each class, sequentially and in that order, to the extent not yet paid;

                              (v) to be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the required overcollateralization;

                              (vi) concurrently, to the Class A-1, A-2, A-3 and A-4 Certificates, any Basis Risk Carry Forward Amount for each such Class up to their respective Swap Payment Allocation, to the extent not yet paid;

                              (vii) sequentially, to the Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3, and B-4
                              Certificates, any Basis Risk Carry Forward Amount for each such Class up to their respective Swap Payment Allocation, to the extent not yet paid;

                              (viii) concurrently to Class A Certificates, Class M Certificates, and Class B Certificates, any unpaid Basis Risk Carryforward Amount, pro rata based on need;

                              (ix) sequentially to the Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3, and B-4 Certificates the allocated unreimbursed realized loss amount, to the extent not yet paid;

                              (x) to pay any swap termination payment due to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

                              (xi) all remaining amounts to the holder of the Class X Certificate.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 25, 2005
Securitized Products Group          [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------

Allocation of Net Monthly     For any Distribution Date, any Net Monthly Excess
Excess Cashflow:              Cashflow shall be paid as follows:

                              (i) to the Class M-1 Certificates, their Unpaid Interest Shortfall;

                              (ii) to the Class M-1 Certificates, their realized loss amount reimbursement;

                              (iii) to the Class M-2 Certificates, their Unpaid Interest Shortfall;

                              (iv) to the Class M-2 Certificates, their realized loss amount reimbursement;

                              (v) to the Class M-3 Certificates, their Unpaid Interest Shortfall;

                              (vi) to the Class M-3 Certificates, their realized loss amount reimbursement

                              (vii) to the Class M-4 Certificates, their Unpaid Interest Shortfall;

                              (viii) to the Class M-4 Certificates, their realized loss amount reimbursement

                              (ix) to the Class M-5 Certificates, their Unpaid Interest Shortfall;

                              (x) to the Class M-5 Certificates, their realized loss amount reimbursement

                              (xi) to the Class M-6 Certificates, their Unpaid Interest Shortfall;

                              (xii) to the Class M-6 Certificates, their realized loss amount reimbursement

                              (xiii) to the Class B-1 Certificates, their Unpaid Interest Shortfall;

                              (xiv) to the Class B-1 Certificates, their realized loss amount reimbursement;

                              (xv) to the Class B-2 Certificates, their Unpaid Interest Shortfall;

                              (xvi) to the Class B-2 Certificates, their realized loss amount reimbursement;

                              (xvii) to the Class B-3 Certificates, their Unpaid Interest Shortfall;

                              (xviii) to the Class B-3 Certificates, their realized loss amount reimbursement;

                              (xix) to the Class B-4 Certificates, their Unpaid Interest Shortfall;

                              (xx) to the Class B-4 Certificates, their realized loss amount reimbursement;

                              (xxi) concurrently to the Class A Certificates, any Basis Risk Carry Forward Amount for the Group I Class A Certificates, and any Basis Risk Carry Forward Amount for the Group II Class A Certificates; and

                              (xxii) sequentially, to Classes M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3 and B-4 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

Class A, M, and B Basis       As to any Distribution Date, the supplemental
Risk Carry Forward            interest amount for the Class A, M-1, M-2, M-3,
Amount:                       M-4, M-5, M-6, B-1, B-2, B-3 and B-4 Certificates
                              equals the sum of:

                              (i) the excess, if any, of interest that would otherwise be due on such Certificates at the respective Pass-Through Rate (without regard to the Net WAC Cap, the Loan Group I Cap or the Loan Group II Cap, as applicable) over interest due such Certificates at a rate equal to lesser of (a) the Net WAC Cap and
                                   (b) with respect to the Class A Certificates only, the Loan Group I Cap or the Loan Group II Cap, as applicable;

                              (ii) any Basis Risk Carry Forward Amount with
                                   respect to the related Class of Certificates remaining unpaid from prior Distribution Dates; and

                              (iii)interest on the amount in clause (ii) at the
                                   respective Pass-Through Rate (without regard to the Net WAC Cap, the Loan Group I Cap or the Loan Group II Cap, as applicable).

Pre-Funding Account           Any funds remaining in each of the Pre-Funding
Payment:                      Accounts not used to purchase additional Mortgage
                              Loans during the Pre-Funding Period will be paid first to the related Class A Certificates, then to the unrelated Class A Certificates.

Interest Remittance           For any Distribution Date, the portion of
Amount:                       available funds for such Distribution Date
                              attributable to interest received or advanced on the Mortgage Loans.

Accrued Certificate           For any Distribution Date and each class of
Interest:                     Offered Certificates, equals the amount of
                              interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by that class share of prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or similar state or local law.

Principal Distribution        On any Distribution Date, the sum of (i) the Basic
Amount:                       Principal Distribution Amount and (ii) the Extra
                              Principal Distribution Amount.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 25, 2005
Securitized Products Group          [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------

Basic Principal               On any Distribution Date, the excess of (i) the
Distribution Amount:          aggregate Principal Remittance Amount over (ii)
                              the Excess Subordinated Amount, if any.

Principal Remittance          On any Distribution Date, the sum of (i) all
Amount:                       scheduled payments of principal collected or
                              advanced on the Mortgage Loans during the prior
                              Due Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs, (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased
                              Mortgage Loans with respect to such Distribution
                              Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan with respect to such Distribution Date, and (vi) the principal portion of the termination price if the Optional
                              Clean Up Call is exercised.

Net Monthly Excess            For any Distribution Date is the amount of funds
Cashflow:                     received from the Mortgage Loans available for
                              distribution on such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal               For any Distribution Date, the lesser of (i) the
Distribution Amount:          excess of (x) interest collected or advanced on
                              the Mortgage Loans during the related Due Period
                              (less fees and reimbursements owed to the Servicers, the Class A-1 Certificate Insurer, the
                              Trustee and net swap payments to the Swap
                              Counterparty), over (y) the sum of interest distribution on the certificates on such Distribution Date and (ii) the amount by which the overcollateralization is deficient for such
                              Distribution Date.

Excess Subordinated           For any Distribution Date, means the excess, if
Amount:                       any of (i) the overcollateralization over (ii) the
                              required overcollateralization for such
                              Distribution Date.

Class A Principal             For any Distribution Date, the percentage
Allocation Percentage:        equivalent of a fraction, determined as follows:
                              (i) in the case of the Group I Class A
                              Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I
                              Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date and (ii) in the case of each class of Group II Class A Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution
                              Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal
                              Remittance Amount for such Distribution Date.

Class A Principal             For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the Certificate Principal Balance of
                              the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 57.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                              $3,838,280.

Class M-1 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the Certificate
                              Principal Balance of the Class A Certificates
                              (after taking into account the payment of the Class A Principal Distribution Amount on such
                              Distribution Date) and (ii) the Certificate
                              Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over
                              (y) the lesser of (A) the product of (i) approximately 65.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,838,280.

Class M-2 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the Certificate
                              Principal Balance of the Class A Certificates
                              (after taking into account the payment of the Class A Principal Distribution Amount on such
                              Distribution Date), (ii) the Certificate Principal
                              Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                              Principal Distribution Amount on such Distribution
                              Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 72.10% and (ii) the aggregate principal balance of the Mortgage
                              Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,838,280.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 25, 2005
Securitized Products Group          [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------

Class M-3 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the Certificate
                              Principal Balance of the Class A Certificates
                              (after taking into account the payment of the Class A Principal Distribution Amount on such
                              Distribution Date), (ii) the Certificate Principal
                              Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                              Principal Distribution Amount on such Distribution
                              Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                              Distribution Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 76.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                              $3,838,280.

Class M-4 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the Certificate
                              Principal Balance of the Class A Certificates
                              (after taking into account the payment of the Class A Principal Distribution Amount on such
                              Distribution Date), (ii) the Certificate Principal
                              Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                              Principal Distribution Amount on such Distribution
                              Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                              Distribution Amount on such Distribution Date),
                              (iv) the Certificate Principal Balance of the
                              Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal
                              Distribution Amount on such Distribution Date) and
                              (v) the Certificate Principal Balance of the Class
                              M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 79.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                              $3,838,280.

Class M-5 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the Certificate
                              Principal Balance of the Class A Certificates
                              (after taking into account the payment of the Class A Principal Distribution Amount on such
                              Distribution Date), (ii) the Certificate Principal
                              Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                              Principal Distribution Amount on such Distribution
                              Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                              Distribution Amount on such Distribution Date),
                              (iv) the Certificate Principal Balance of the
                              Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal
                              Distribution Amount on such Distribution Date),
                              (v) the Certificate Principal Balance of the Class
                              M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                              Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class M-5
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 83.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                              $3,838,280.

Class M-6 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the Certificate
                              Principal Balance of the Class A Certificates
                              (after taking into account the payment of the Class A Principal Distribution Amount on such
                              Distribution Date), (ii) the Certificate Principal
                              Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                              Principal Distribution Amount on such Distribution
                              Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                              Distribution Amount on such Distribution Date),
                              (iv) the Certificate Principal Balance of the
                              Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal
                              Distribution Amount on such Distribution Date),
                              (v) the Certificate Principal Balance of the Class
                              M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                              Amount on such Distribution Date), (vi) the
                              Certificate Principal Balance of the Class M-5
                              Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                              Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class M-6
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                              $3,838,280.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 25, 2005
Securitized Products Group          [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------

Class B-1 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the Certificate
                              Principal Balance of the Class A Certificates
                              (after taking into account the payment of the Class A Principal Distribution Amount on such
                              Distribution Date), (ii) the Certificate Principal
                              Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                              Principal Distribution Amount on such Distribution
                              Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                              Distribution Amount on such Distribution Date),
                              (iv) the Certificate Principal Balance of the
                              Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal
                              Distribution Amount on such Distribution Date),
                              (v) the Certificate Principal Balance of the Class
                              M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                              Amount on such Distribution Date), (vi) the
                              Certificate Principal Balance of the Class M-5
                              Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                              Amount on such Distribution Date), (vii) the
                              Certificate Principal Balance of the Class M-6
                              Certificates (after taking into account the payment of the Class M-6 Principal Distribution
                              Amount on such Distribution Date) and (viii) the Certificate Principal Balance of the Class B-1
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 89.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                              $3,838,280.

Class B-2 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the Certificate
                              Principal Balance of the Class A Certificates
                              (after taking into account the payment of the Class A Principal Distribution Amount on such
                              Distribution Date), (ii) the Certificate Principal
                              Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                              Principal Distribution Amount on such Distribution
                              Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                              Distribution Amount on such Distribution Date),
                              (iv) the Certificate Principal Balance of the
                              Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal
                              Distribution Amount on such Distribution Date),
                              (v) the Certificate Principal Balance of the Class
                              M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                              Amount on such Distribution Date), (vi) the
                              Certificate Principal Balance of the Class M-5
                              Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                              Amount on such Distribution Date), (vii) the
                              Certificate Principal Balance of the Class M-6
                              Certificates (after taking into account the payment of the Class M-6 Principal Distribution
                              Amount on such Distribution Date), (viii) the
                              Certificate Principal Balance of the Class B-1
                              Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                              Amount on such Distribution Date) and (ix) the Certificate Principal Balance of the Class B-2
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                              $3,838,280.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 25, 2005
Securitized Products Group          [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------

Class B-3 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the Certificate
                              Principal Balance of the Class A Certificates
                              (after taking into account the payment of the Class A Principal Distribution Amount on such
                              Distribution Date), (ii) the Certificate Principal
                              Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                              Principal Distribution Amount on such Distribution
                              Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                              Distribution Amount on such Distribution Date),
                              (iv) the Certificate Principal Balance of the
                              Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal
                              Distribution Amount on such Distribution Date),
                              (v) the Certificate Principal Balance of the Class
                              M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                              Amount on such Distribution Date), (vi) the
                              Certificate Principal Balance of the Class M-5
                              Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                              Amount on such Distribution Date), (vii) the
                              Certificate Principal Balance of the Class M-6
                              Certificates (after taking into account the payment of the Class M-6 Principal Distribution
                              Amount on such Distribution Date), (viii) the
                              Certificate Principal Balance of the Class B-1
                              Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                              Amount on such Distribution Date), (ix) the
                              Certificate Principal Balance of the Class B-2
                              Certificates (after taking into account the payment of the Class B-2 Principal Distribution
                              Amount on such Distribution Date) and (x) the Certificate Principal Balance of the Class B-3
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.40% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                              $3,838,280.

Class B-4 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the Certificate
                              Principal Balance of the Class A Certificates
                              (after taking into account the payment of the Class A Principal Distribution Amount on such
                              Distribution Date), (ii) the Certificate Principal
                              Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                              Principal Distribution Amount on such Distribution
                              Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                              Distribution Amount on such Distribution Date),
                              (iv) the Certificate Principal Balance of the
                              Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal
                              Distribution Amount on such Distribution Date),
                              (v) the Certificate Principal Balance of the Class
                              M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                              Amount on such Distribution Date), (vi) the
                              Certificate Principal Balance of the Class M-5
                              Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                              Amount on such Distribution Date), (vii) the
                              Certificate Principal Balance of the Class M-6
                              Certificates (after taking into account the payment of the Class M-6 Principal Distribution
                              Amount on such Distribution Date), (viii) the
                              Certificate Principal Balance of the Class B-1
                              Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                              Amount on such Distribution Date), (ix) the
                              Certificate Principal Balance of the Class B-2
                              Certificates (after taking into account the payment of the Class B-2 Principal Distribution
                              Amount on such Distribution Date), (x) the
                              Certificate Principal Balance of the Class B-3
                              Certificates (after taking into account the payment of the Class B-3 Principal Distribution
                              Amount on such Distribution Date) and (xi) the Certificate Principal Balance of the Class B-4
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.40% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                              $3,838,280.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 25, 2005
Securitized Products Group          [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------

Original Loan Sellers:        Accredited Home Lenders, Inc.
                              Allstate Home Loans, Inc.
                              Chapel Mortgage Corporation
                              Encore Credit Corp.
                              First Bank Mortgage
                              First Horizon Home Loan Corp.
                              First NLC Financial Services
                              FlexPoint Funding Corp.
                              Homeowners Loan Corp.
                              Impac Funding Corporation (and its affiliate,
                                 Novelle Financial Services, Inc.)
                              Lenders Direct Capital Corporation
                              Lime Financial Services, Ltd.
                              Master Financial, Inc.
                              NC Capital Corporation
                              Platinum Capital Group
                              ResMAE Mortgage Corporation
                              Rose Mortgage Corp.

Trust Tax Status:             REMIC.

ERISA Eligibility:            Subject to the considerations in the Prospectus,
                              the Offered Certificates are ERISA eligible.

SMMEA Eligibility:            It is anticipated that none of the Offered
                              Certificates will be SMMEA eligible.

Prospectus:                   The Offered Certificates are being offered
                              pursuant to a prospectus supplemented by a prospectus supplement (together, the
                              "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                              Certificates may not be consummated unless the purchaser has received the Prospectus.

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 25, 2005
Securitized Products Group          [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------

                              Sensitivity Analysis

------------------------------------------------------------------------------------------------------------------------------------
                                                                     To 10% Call
         ---------------------------------------------------------------------------------------------------------------------------
         % of PPC                       50             60          75              100          125           150           175
------------------------------------------------------------------------------------------------------------------------------------
A-1      WAL (yrs)                     4.80           4.02        3.21            2.32          1.67         1.19          0.98
         First Payment Date          9/25/2005     9/25/2005    9/25/2005       9/25/2005    9/25/2005     9/25/2005     9/25/2005
         Expected Final Maturity     1/25/2020     10/25/2017   5/25/2015      10/25/2012    2/25/2011     8/25/2008     2/25/2008
         Window                       1 - 173       1 - 146      1 - 117         1 - 86        1 - 66       1 - 36        1 - 30
------------------------------------------------------------------------------------------------------------------------------------
A-2      WAL (yrs)                     2.05           1.70        1.36            1.00          0.79         0.64          0.53
         First Payment Date          9/25/2005     9/25/2005    9/25/2005       9/25/2005    9/25/2005     9/25/2005     9/25/2005
         Expected Final Maturity     2/25/2010     5/25/2009    8/25/2008      10/25/2007    4/25/2007    12/25/2006    10/25/2006
         Window                       1 - 54         1 - 45      1 - 36          1 - 26        1 - 20       1 - 16        1 - 14
------------------------------------------------------------------------------------------------------------------------------------
A-3      WAL (yrs)                     6.73           5.60        4.44            3.00          2.12         1.71          1.41
         First Payment Date          2/25/2010     5/25/2009    8/25/2008      10/25/2007    4/25/2007    12/25/2006    10/25/2006
         Expected Final Maturity     4/25/2015     9/25/2013    1/25/2012       4/25/2010    4/25/2008     9/25/2007     5/25/2007
         Window                      54 - 116       45 - 97      36 - 77         26 - 56      20 - 32       16 - 25       14 - 21
------------------------------------------------------------------------------------------------------------------------------------
A-4      WAL (yrs)                     12.96         10.90        8.70            6.38          4.33         2.51          2.06
         First Payment Date          4/25/2015     9/25/2013    1/25/2012       4/25/2010    4/25/2008     9/25/2007     5/25/2007
         Expected Final Maturity     1/25/2020     10/25/2017   5/25/2015      10/25/2012    2/25/2011     8/25/2008     2/25/2008
         Window                      116 - 173      97 - 146    77 - 117         56 - 86      32 - 66       25 - 36       21 - 30
------------------------------------------------------------------------------------------------------------------------------------
M-1      WAL (yrs)                     9.55           8.00        6.38            4.97          4.76         4.29          3.38
         First Payment Date          3/25/2010     6/25/2009    9/25/2008       3/25/2009    11/25/2009    8/25/2008     2/25/2008
         Expected Final Maturity     1/25/2020     10/25/2017   5/25/2015      10/25/2012    2/25/2011     1/25/2010     4/25/2009
         Window                      55 - 173       46 - 146    37 - 117         43 - 86      51 - 66       36 - 53       30 - 44
------------------------------------------------------------------------------------------------------------------------------------
M-2      WAL (yrs)                     9.55           8.00        6.38            4.90          4.42         4.40          3.65
         First Payment Date          3/25/2010     6/25/2009    9/25/2008       1/25/2009    6/25/2009     1/25/2010     4/25/2009
         Expected Final Maturity     1/25/2020     10/25/2017   5/25/2015      10/25/2012    2/25/2011     1/25/2010     4/25/2009
         Window                      55 - 173       46 - 146    37 - 117         41 - 86      46 - 66       53 - 53       44 - 44
------------------------------------------------------------------------------------------------------------------------------------
M-3      WAL (yrs)                     9.55           8.00        6.38            4.86          4.26         4.31          3.61
         First Payment Date          3/25/2010     6/25/2009    9/25/2008      12/25/2008    4/25/2009     9/25/2009     2/25/2009
         Expected Final Maturity     1/25/2020     10/25/2017   5/25/2015      10/25/2012    2/25/2011     1/25/2010     4/25/2009
         Window                      55 - 173       46 - 146    37 - 117         40 - 86      44 - 66       49 - 53       42 - 44
------------------------------------------------------------------------------------------------------------------------------------
M-4      WAL (yrs)                     9.55           8.00        6.38            4.84          4.18         4.06          3.41
         First Payment Date          3/25/2010     6/25/2009    9/25/2008      11/25/2008    2/25/2009     6/25/2009    11/25/2008
         Expected Final Maturity     1/25/2020     10/25/2017   5/25/2015      10/25/2012    2/25/2011     1/25/2010     4/25/2009
         Window                      55 - 173       46 - 146    37 - 117         39 - 86      42 - 66       46 - 53       39 - 44
------------------------------------------------------------------------------------------------------------------------------------
M-5      WAL (yrs)                     9.55           8.00        6.38            4.82          4.11         3.90          3.26
         First Payment Date          3/25/2010     6/25/2009    9/25/2008      11/25/2008    1/25/2009     4/25/2009     9/25/2008
         Expected Final Maturity     1/25/2020     10/25/2017   5/25/2015      10/25/2012    2/25/2011     1/25/2010     4/25/2009
         Window                      55 - 173       46 - 146    37 - 117         39 - 86      41 - 66       44 - 53       37 - 44
------------------------------------------------------------------------------------------------------------------------------------
M-6      WAL (yrs)                     9.55           8.00        6.38            4.81          4.06         3.78          3.15
         First Payment Date          3/25/2010     6/25/2009    9/25/2008      10/25/2008    12/25/2008    2/25/2009     7/25/2008
         Expected Final Maturity     1/25/2020     10/25/2017   5/25/2015      10/25/2012    2/25/2011     1/25/2010     4/25/2009
         Window                      55 - 173       46 - 146    37 - 117         38 - 86      40 - 66       42 - 53       35 - 44
------------------------------------------------------------------------------------------------------------------------------------
B-1      WAL (yrs)                     9.55           8.00        6.38            4.80          4.02         3.69          3.07
         First Payment Date          3/25/2010     6/25/2009    9/25/2008      10/25/2008    11/25/2008    1/25/2009     6/25/2008
         Expected Final Maturity     1/25/2020     10/25/2017   5/25/2015      10/25/2012    2/25/2011     1/25/2010     4/25/2009
         Window                      55 - 173       46 - 146    37 - 117         38 - 86      39 - 66       41 - 53       34 - 44
------------------------------------------------------------------------------------------------------------------------------------
B-2      WAL (yrs)                     9.55           8.00        6.38            4.80          4.00         3.62          3.01
         First Payment Date          3/25/2010     6/25/2009    9/25/2008       9/25/2008    10/25/2008   11/25/2008     5/25/2008
         Expected Final Maturity     1/25/2020     10/25/2017   5/25/2015      10/25/2012    2/25/2011     1/25/2010     4/25/2009
         Window                      55 - 173       46 - 146    37 - 117         37 - 86      38 - 66       39 - 53       33 - 44
------------------------------------------------------------------------------------------------------------------------------------
B-3      WAL (yrs)                     9.55           8.00        6.38            4.78          3.96         3.56          2.98
         First Payment Date          3/25/2010     6/25/2009    9/25/2008       9/25/2008    10/25/2008   11/25/2008     5/25/2008
         Expected Final Maturity     1/25/2020     10/25/2017   5/25/2015      10/25/2012    2/25/2011     1/25/2010     4/25/2009
         Window                      55 - 173       46 - 146    37 - 117         37 - 86      38 - 66       39 - 53       33 - 44
------------------------------------------------------------------------------------------------------------------------------------
B-4      WAL (yrs)                     9.54           7.99        6.37            4.77          3.96         3.53          2.93
         First Payment Date          3/25/2010     6/25/2009    9/25/2008       9/25/2008    10/25/2008   10/25/2008     4/25/2008
         Expected Final Maturity     1/25/2020     10/25/2017   5/25/2015      10/25/2012    2/25/2011     1/25/2010     4/25/2009
         Window                      55 - 173       46 - 146    37 - 117         37 - 86      38 - 66       38 - 53       32 - 44
------------------------------------------------------------------------------------------------------------------------------------

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 25, 2005
Securitized Products Group          [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------

                           Sensitivity Analysis (cont)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    To Maturity
         ---------------------------------------------------------------------------------------------------------------------------
         % of PPC                        50            60           75             100          125            150          175
------------------------------------------------------------------------------------------------------------------------------------
A-1      WAL (yrs)                      5.12          4.33         3.48           2.52          1.84          1.19         0.98
         First Payment Date           9/25/2005    9/25/2005     9/25/2005      9/25/2005    9/25/2005      9/25/2005    9/25/2005
         Expected Final Maturity      5/25/2032    3/25/2030     7/25/2026      7/25/2021    3/25/2018      8/25/2008    2/25/2008
         Window                        1 - 321      1 - 295       1 - 251        1 - 191      1 - 151        1 - 36       1 - 30
------------------------------------------------------------------------------------------------------------------------------------
A-2      WAL (yrs)                      2.05          1.70         1.36           1.00          0.79          0.64         0.53
         First Payment Date           9/25/2005    9/25/2005     9/25/2005      9/25/2005    9/25/2005      9/25/2005    9/25/2005
         Expected Final Maturity      2/25/2010    5/25/2009     8/25/2008     10/25/2007    4/25/2007     12/25/2006   10/25/2006
         Window                        1 - 54        1 - 45       1 - 36         1 - 26        1 - 20        1 - 16       1 - 14
------------------------------------------------------------------------------------------------------------------------------------
A-3      WAL (yrs)                      6.73          5.60         4.44           3.00          2.12          1.71         1.41
         First Payment Date           2/25/2010    5/25/2009     8/25/2008     10/25/2007    4/25/2007     12/25/2006   10/25/2006
         Expected Final Maturity      4/25/2015    9/25/2013     1/25/2012      4/25/2010    4/25/2008      9/25/2007    5/25/2007
         Window                       54 - 116      45 - 97       36 - 77        26 - 56      20 - 32        16 - 25      14 - 21
------------------------------------------------------------------------------------------------------------------------------------
A-4      WAL (yrs)                      15.00        12.80         10.31          7.59          5.29          2.51         2.06
         First Payment Date           4/25/2015    9/25/2013     1/25/2012      4/25/2010    4/25/2008      9/25/2007    5/25/2007
         Expected Final Maturity      7/25/2032    4/25/2030     7/25/2026      5/25/2021    12/25/2017     8/25/2008    2/25/2008
         Window                       116 - 323     97 - 296     77 - 251       56 - 189      32 - 148       25 - 36      21 - 30
------------------------------------------------------------------------------------------------------------------------------------
M-1      WAL (yrs)                      10.41         8.81         7.06           5.49          5.18          6.86         5.28
         First Payment Date           3/25/2010    6/25/2009     9/25/2008      3/25/2009    11/25/2009     8/25/2008    2/25/2008
         Expected Final Maturity      1/25/2030    4/25/2027     7/25/2023      3/25/2019    3/25/2016      9/25/2015   12/25/2013
         Window                       55 - 293      46 - 260     37 - 215       43 - 163      51 - 127      36 - 121     30 - 100
------------------------------------------------------------------------------------------------------------------------------------
M-2      WAL (yrs)                      10.39         8.78         7.03           5.40          4.83          5.18         4.41
         First Payment Date           3/25/2010    6/25/2009     9/25/2008      1/25/2009    6/25/2009      2/25/2010    6/25/2009
         Expected Final Maturity      4/25/2029    7/25/2026    11/25/2022      8/25/2018    9/25/2015      9/25/2013    4/25/2012
         Window                       55 - 284      46 - 251     37 - 207       41 - 156      46 - 121       54 - 97      46 - 80
------------------------------------------------------------------------------------------------------------------------------------
M-3      WAL (yrs)                      10.36         8.75         7.01           5.35          4.65          4.62         3.88
         First Payment Date           3/25/2010    6/25/2009     9/25/2008     12/25/2008    4/25/2009      9/25/2009    2/25/2009
         Expected Final Maturity      6/25/2028    8/25/2025     1/25/2022     12/25/2017    3/25/2015      4/25/2013   12/25/2011
         Window                       55 - 274      46 - 240     37 - 197       40 - 148      44 - 115       49 - 92      42 - 76
------------------------------------------------------------------------------------------------------------------------------------
M-4      WAL (yrs)                      10.33         8.72         6.98           5.31          4.55          4.36         3.64
         First Payment Date           3/25/2010    6/25/2009     9/25/2008     11/25/2008    2/25/2009      6/25/2009   11/25/2008
         Expected Final Maturity     10/25/2027    12/25/2024    6/25/2021      6/25/2017    11/25/2014     1/25/2013    9/25/2011
         Window                       55 - 266      46 - 232     37 - 190       39 - 142      42 - 111       46 - 89      39 - 73
------------------------------------------------------------------------------------------------------------------------------------
M-5      WAL (yrs)                      10.29         8.68         6.95           5.26          4.46          4.18         3.48
         First Payment Date           3/25/2010    6/25/2009     9/25/2008     11/25/2008    1/25/2009      4/25/2009    9/25/2008
         Expected Final Maturity      1/25/2027    3/25/2024    10/25/2020     12/25/2016    6/25/2014      9/25/2012    6/25/2011
         Window                       55 - 257      46 - 223     37 - 182       39 - 136      41 - 106       44 - 85      37 - 70
------------------------------------------------------------------------------------------------------------------------------------
M-6      WAL (yrs)                      10.23         8.63         6.91           5.21          4.38          4.03         3.35
         First Payment Date           3/25/2010    6/25/2009     9/25/2008     10/25/2008    12/25/2008     2/25/2009    7/25/2008
         Expected Final Maturity      3/25/2026    5/25/2023     3/25/2020      6/25/2016    1/25/2014      5/25/2012    2/25/2011
         Window                       55 - 247      46 - 213     37 - 175       38 - 130      40 - 101       42 - 81      35 - 66
------------------------------------------------------------------------------------------------------------------------------------
B-1      WAL (yrs)                      10.15         8.55         6.85           5.15          4.31          3.91         3.25
         First Payment Date           3/25/2010    6/25/2009     9/25/2008     10/25/2008    11/25/2008     1/25/2009    6/25/2008
         Expected Final Maturity      3/25/2025    6/25/2022     5/25/2019     10/25/2015    7/25/2013     12/25/2011   10/25/2010
         Window                       55 - 235      46 - 202     37 - 165       38 - 122      39 - 95        41 - 76      34 - 62
------------------------------------------------------------------------------------------------------------------------------------
B-2      WAL (yrs)                      10.03         8.44         6.75           5.08          4.22          3.80         3.15
         First Payment Date           3/25/2010    6/25/2009     9/25/2008      9/25/2008    10/25/2008    11/25/2008    5/25/2008
         Expected Final Maturity      1/25/2024    5/25/2021     6/25/2018      1/25/2015    12/25/2012     7/25/2011    6/25/2010
         Window                       55 - 221      46 - 189     37 - 154       37 - 113      38 - 88        39 - 71      33 - 58
------------------------------------------------------------------------------------------------------------------------------------
B-3      WAL (yrs)                      9.87          8.32         6.63           4.97          4.12          3.69         3.07
         First Payment Date           3/25/2010    6/25/2009     9/25/2008      9/25/2008    10/25/2008    11/25/2008    5/25/2008
         Expected Final Maturity      7/25/2022    3/25/2020     4/25/2017      3/25/2014    4/25/2012     12/25/2010    1/25/2010
         Window                       55 - 203      46 - 175     37 - 140       37 - 103      38 - 80        39 - 64      33 - 53
------------------------------------------------------------------------------------------------------------------------------------
B-4      WAL (yrs)                      9.64          8.10         6.45           4.84          4.02          3.57         2.95
         First Payment Date           3/25/2010    6/25/2009     9/25/2008      9/25/2008    10/25/2008    10/25/2008    4/25/2008
         Expected Final Maturity      6/25/2021    3/25/2019     6/25/2016      8/25/2013    10/25/2011     8/25/2010    9/25/2009
         Window                       55 - 190      46 - 163     37 - 130        37 - 96      38 - 74        38 - 60      32 - 49
------------------------------------------------------------------------------------------------------------------------------------

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 25, 2005
Securitized Products Group          [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------

                           Sensitivity Analysis (cont)

-----------------------------------------------------------------  -----------------------------------------------------------------
     To 10% Call                                                         To Maturity
     ------------------------------------------------------------       ------------------------------------------------------------
     CPR %                        20          25          30            CPR %                         20          25          30
-----------------------------------------------------------------  -----------------------------------------------------------------
A-1  WAL (yrs)                   3.25        2.53        1.99      A-1  WAL (yrs)                    3.50        2.74        2.16
     First Payment Date       9/25/2005    9/25/2005   9/25/2005        First Payment Date        9/25/2005   9/25/2005   9/25/2005
     Expected Final Maturity  8/25/2015    6/25/2013   1/25/2012        Expected Final Maturity   7/25/2026   8/25/2022   9/25/2019
     Window                    1 - 120      1 - 94      1 - 77          Window                     1 - 251     1 - 204     1 - 169
-----------------------------------------------------------------  -----------------------------------------------------------------
A-2  WAL (yrs)                   1.37        1.08        0.89      A-2  WAL (yrs)                    1.37        1.08        0.89
     First Payment Date       9/25/2005    9/25/2005   9/25/2005        First Payment Date        9/25/2005   9/25/2005   9/25/2005
     Expected Final Maturity  8/25/2008    1/25/2008   7/25/2007        Expected Final Maturity   8/25/2008   1/25/2008   7/25/2007
     Window                     1 - 36      1 - 29      1 - 23          Window                      1 - 36      1 - 29      1 - 23
-----------------------------------------------------------------  -----------------------------------------------------------------
A-3  WAL (yrs)                   4.55        3.44        2.44      A-3  WAL (yrs)                    4.55        3.44        2.44
     First Payment Date       8/25/2008    1/25/2008   7/25/2007        First Payment Date        8/25/2008   1/25/2008   7/25/2007
     Expected Final Maturity  3/25/2012   10/25/2010  11/25/2009        Expected Final Maturity   3/25/2012   10/25/2010  11/25/2009
     Window                    36 - 79      29 - 62     23 - 51         Window                     36 - 79     29 - 62     23 - 51
-----------------------------------------------------------------  -----------------------------------------------------------------
A-4  WAL (yrs)                   8.93        7.01        5.72      A-4  WAL (yrs)                   10.63        8.41        6.86
     First Payment Date       3/25/2012   10/25/2010  11/25/2009        First Payment Date        3/25/2012   10/25/2010  11/25/2009
     Expected Final Maturity  8/25/2015    6/25/2013   1/25/2012        Expected Final Maturity   1/25/2027   1/25/2023   1/25/2020
     Window                    79 - 120     62 - 94     51 - 77         Window                     79 - 257    62 - 209    51 - 173
-----------------------------------------------------------------  -----------------------------------------------------------------
M-1  WAL (yrs)                   6.52        5.27        4.77      M-1  WAL (yrs)                    7.22        5.84        5.23
     First Payment Date       9/25/2008    1/25/2009   6/25/2009        First Payment Date        9/25/2008   1/25/2009   6/25/2009
     Expected Final Maturity  8/25/2015    6/25/2013   1/25/2012        Expected Final Maturity   1/25/2024   5/25/2020   10/25/2017
     Window                    37 - 120     41 - 94     46 - 77         Window                     37 - 221    41 - 177    46 - 146
-----------------------------------------------------------------  -----------------------------------------------------------------
M-2  WAL (yrs)                   6.52        5.23        4.62      M-2  WAL (yrs)                    7.19        5.79        5.07
     First Payment Date       9/25/2008   12/25/2008   3/25/2009        First Payment Date        9/25/2008   12/25/2008  3/25/2009
     Expected Final Maturity  8/25/2015    6/25/2013   1/25/2012        Expected Final Maturity   4/25/2023   10/25/2019  3/25/2017
     Window                    37 - 120     40 - 94     43 - 77         Window                     37 - 212    40 - 170    43 - 139
-----------------------------------------------------------------  -----------------------------------------------------------------
M-3  WAL (yrs)                   6.52        5.22        4.54      M-3  WAL (yrs)                    7.17        5.75        4.97
     First Payment Date       9/25/2008   11/25/2008   2/25/2009        First Payment Date        9/25/2008   11/25/2008  2/25/2009
     Expected Final Maturity  8/25/2015    6/25/2013   1/25/2012        Expected Final Maturity   6/25/2022   2/25/2019   8/25/2016
     Window                    37 - 120     39 - 94     42 - 77         Window                     37 - 202    39 - 162    42 - 132
-----------------------------------------------------------------  -----------------------------------------------------------------
M-4  WAL (yrs)                   6.52        5.21        4.50      M-4  WAL (yrs)                    7.14        5.72        4.91
     First Payment Date       9/25/2008   11/25/2008   1/25/2009        First Payment Date        9/25/2008   11/25/2008  1/25/2009
     Expected Final Maturity  8/25/2015    6/25/2013   1/25/2012        Expected Final Maturity   10/25/2021  8/25/2018   3/25/2016
     Window                    37 - 120     39 - 94     41 - 77         Window                     37 - 194    39 - 156    41 - 127
-----------------------------------------------------------------  -----------------------------------------------------------------
M-5  WAL (yrs)                   6.52        5.19        4.46      M-5  WAL (yrs)                    7.10        5.68        4.85
     First Payment Date       9/25/2008   10/25/2008  12/25/2008        First Payment Date        9/25/2008   10/25/2008  12/25/2008
     Expected Final Maturity  8/25/2015    6/25/2013   1/25/2012        Expected Final Maturity   2/25/2021   1/25/2018   10/25/2015
     Window                    37 - 120     38 - 94     40 - 77         Window                     37 - 186    38 - 149    40 - 122
-----------------------------------------------------------------  -----------------------------------------------------------------
M-6  WAL (yrs)                   6.52        5.19        4.43      M-6  WAL (yrs)                    7.06        5.64        4.79
     First Payment Date       9/25/2008   10/25/2008  11/25/2008        First Payment Date        9/25/2008   10/25/2008  11/25/2008
     Expected Final Maturity  8/25/2015    6/25/2013   1/25/2012        Expected Final Maturity   6/25/2020   6/25/2017   4/25/2015
     Window                    37 - 120     38 - 94     39 - 77         Window                     37 - 178    38 - 142    39 - 116
-----------------------------------------------------------------  -----------------------------------------------------------------
B-1  WAL (yrs)                   6.52        5.19        4.42      B-1  WAL (yrs)                    7.00        5.58        4.73
     First Payment Date       9/25/2008    9/25/2008  10/25/2008        First Payment Date        9/25/2008   9/25/2008   10/25/2008
     Expected Final Maturity  8/25/2015    6/25/2013   1/25/2012        Expected Final Maturity   8/25/2019   10/25/2016  9/25/2014
     Window                    37 - 120     37 - 94     38 - 77         Window                     37 - 168    37 - 134    38 - 109
-----------------------------------------------------------------  -----------------------------------------------------------------
B-2  WAL (yrs)                   6.52        5.18        4.39      B-2  WAL (yrs)                    6.90        5.49        4.64
     First Payment Date       9/25/2008    9/25/2008  10/25/2008        First Payment Date        9/25/2008   9/25/2008   10/25/2008
     Expected Final Maturity  8/25/2015    6/25/2013   1/25/2012        Expected Final Maturity   9/25/2018   12/25/2015  1/25/2014
     Window                    37 - 120     37 - 94     38 - 77         Window                     37 - 157    37 - 124    38 - 101
-----------------------------------------------------------------  -----------------------------------------------------------------
B-3  WAL (yrs)                   6.52        5.18        4.39      B-3  WAL (yrs)                    6.78        5.39        4.56
     First Payment Date       9/25/2008    9/25/2008  10/25/2008        First Payment Date        9/25/2008   9/25/2008   10/25/2008
     Expected Final Maturity  8/25/2015    6/25/2013   1/25/2012        Expected Final Maturity   8/25/2017   1/25/2015   4/25/2013
     Window                    37 - 120     37 - 94     38 - 77         Window                     37 - 144    37 - 113    38 - 92
-----------------------------------------------------------------  -----------------------------------------------------------------
B-4  WAL (yrs)                   6.51        5.17        4.37      B-4  WAL (yrs)                    6.60        5.24        4.42
     First Payment Date       9/25/2008    9/25/2008   9/25/2008        First Payment Date        9/25/2008   9/25/2008   9/25/2008
     Expected Final Maturity  8/25/2015    6/25/2013   1/25/2012        Expected Final Maturity   9/25/2016   5/25/2014   10/25/2012
     Window                    37 - 120     37 - 94     37 - 77         Window                     37 - 133    37 - 105    37 - 86
-----------------------------------------------------------------  -----------------------------------------------------------------

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 25, 2005
Securitized Products Group          [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------

                  Schedule of Available Funds (Cash Cap) (1)(2)

Period   A-1      A-2       A-3       A-4       M-1       M-2      M-3     M-4      M-5      M-6      B-1     B-2     B-3     B-4
------   ---      ---       ---       ---       ---       ---      ---     ---      ---      ---      ---     ---     ---     ---
         Cap%     Cap%      Cap%      Cap%      Cap%      Cap%    Cap%     Cap%     Cap%     Cap%     Cap%    Cap%   Cap%     Cap%
         ----     ----      ----      ----      ----      ----    ----     ----     ----     ----     ----    ----   ----     ----
        Actual/  Actual/   Actual/   Actual/   Actual/   Actual/  Actual/ Actual/  Actual/  Actual/  Actual/ Actual/ Actual/ Actual/
         360      360       360       360       360       360      360     360      360      360      360     360     360     360
 1       (3)      (3)       (3)       (3)       (3)       (3)      (3)     (3)      (3)      (3)      (3)     (3)     (3)     (3)
 2       (3)      (3)       (3)       (3)       (3)       (3)      (3)     (3)      (3)      (3)      (3)     (3)     (3)     (3)
 3       (3)      (3)       (3)       (3)       (3)       (3)      (3)     (3)      (3)      (3)      (3)     (3)     (3)     (3)
 4      20.25    20.11     20.26     20.54     21.24     21.30    21.33   21.66    21.74    21.92    23.36   23.80   25.13   30.15
 5      20.20    20.11     20.26     20.38     20.48     20.50    20.51   20.62    20.65    20.71    21.20   21.35   21.80   23.50
 6      20.20    20.11     20.26     20.38     20.48     20.50    20.51   20.62    20.65    20.71    21.20   21.35   21.80   23.50
 7      20.20    20.11     20.26     20.38     20.48     20.50    20.51   20.62    20.65    20.71    21.20   21.35   21.80   23.50
 8      20.20    20.11     20.26     20.38     20.48     20.50    20.51   20.62    20.65    20.71    21.20   21.35   21.80   23.50
 9      20.20    20.11     20.26     20.38     20.48     20.50    20.51   20.62    20.65    20.71    21.20   21.35   21.80   23.50
10      20.20    20.11     20.26     20.38     20.48     20.50    20.51   20.62    20.65    20.71    21.20   21.35   21.80   23.50
11      20.20    20.11     20.26     20.38     20.48     20.50    20.51   20.62    20.65    20.71    21.20   21.35   21.80   23.50
12      20.20    20.11     20.26     20.38     20.32     20.34    20.34   20.41    20.42    20.46    20.75   20.83   21.10   22.10
13      20.09    20.11     20.21     20.22     19.93     19.93    19.93   19.94    19.94    19.94    19.98   19.99   20.02   20.15
14      20.01    20.11     20.13     20.13     19.80     19.80    19.80   19.80    19.80    19.80    19.80   19.81   19.81   19.84
15      19.69    19.81     19.81     19.81     19.47     19.47    19.47   19.47    19.47    19.47    19.47   19.47   19.47   19.47
16      19.62    19.75     19.75     19.75     19.38     19.38    19.38   19.38    19.38    19.38    19.38   19.38   19.38   19.38
17      19.31    19.43     19.43     19.43     19.06     19.06    19.06   19.06    19.06    19.06    19.06   19.06   19.06   19.06
18      19.13    19.25     19.25     19.25     18.86     18.86    18.86   18.86    18.86    18.86    18.86   18.86   18.86   18.86
19      19.36    19.50     19.50     19.50     19.05     19.05    19.05   19.05    19.05    19.05    19.05   19.05   19.05   19.05
20      18.75    18.88     18.88     18.88     18.46     18.46    18.46   18.46    18.46    18.46    18.46   18.46   18.46   18.46
21      18.72    18.86     18.86     18.86     18.40     18.40    18.40   18.40    18.40    18.40    18.40   18.40   18.40   18.40
22      18.53    19.45     19.45     19.45     18.65     18.65    18.65   18.65    18.65    18.65    18.65   18.65   18.65   18.65
23      13.36    13.61     13.61     13.61     12.97     12.97    12.97   12.97    12.97    12.97    12.97   12.97   12.97   12.97
24      12.42    12.67     12.67     12.67     12.01     12.01    12.01   12.01    12.01    12.01    12.01   12.01   12.01   12.01
25      12.08    12.34     12.34     12.34     11.65     11.65    11.65   11.65    11.65    11.65    11.65   11.65   11.65   11.65
26      12.02    12.23     12.23     12.23     11.50     11.50    11.50   11.50    11.50    11.50    11.50   11.50   11.50   11.50
27      11.76      -       11.96     11.96     11.23     11.23    11.23   11.23    11.23    11.23    11.23   11.23   11.23   11.23
28      12.32      -       12.90     12.90     11.94     11.94    11.94   11.94    11.94    11.94    11.94   11.94   11.94   11.94
29      12.49      -       12.73     12.73     11.85     11.85    11.85   11.85    11.85    11.85    11.85   11.85   11.85   11.85
30      12.56      -       12.80     12.80     11.88     11.88    11.88   11.88    11.88    11.88    11.88   11.88   11.88   11.88
31      13.28      -       13.53     13.53     12.49     12.49    12.49   12.49    12.49    12.49    12.49   12.49   12.49   12.49
32      12.67      -       12.89     12.89     11.87     11.87    11.87   11.87    11.87    11.87    11.87   11.87   11.87   11.87
33      13.07      -       13.29     13.29     12.18     12.18    12.18   12.18    12.18    12.18    12.18   12.18   12.18   12.18
34      13.18      -       13.82     13.82     12.48     12.48    12.48   12.48    12.48    12.48    12.48   12.48   12.48   12.48
35      13.55      -       13.78     13.78     12.43     12.43    12.43   12.43    12.43    12.43    12.43   12.43   12.43   12.43
36      13.12      -       13.34     13.34     11.96     11.96    11.96   11.96    11.96    11.96    11.96   11.96   11.96   11.96
37      52.42      -       52.64     52.64     11.96     11.96    11.96   11.96    11.96    11.96    11.96   11.96   11.96   11.96
38      16.39      -       16.58     16.58     12.24     12.24    12.24   12.24    12.24    12.24    12.24   12.24   12.24   12.24
39      15.82      -       16.02     16.02     11.92     11.92    11.92   11.92    11.92    11.92    11.92   11.92   11.92   11.92
40      16.52      -       17.11     17.11     12.80     12.80    12.80   12.80    12.80    12.80    12.80   12.80   12.80   12.80
41      16.43      -       16.65     16.65     12.68     12.68    12.68   12.68    12.68    12.68    12.68   12.68   12.68   12.68
42      16.38      -       16.59     16.59     12.73     12.73    12.73   12.73    12.73    12.73    12.73   12.73   12.73   12.73
43      17.89      -       18.13     18.13     13.96     13.96    13.96   13.96    13.96    13.96    13.96   13.96   13.96   13.96
44      16.25      -       16.43     16.43     12.77     12.77    12.77   12.77    12.77    12.77    12.77   12.77   12.77   12.77
45      16.64      -       16.85     16.85     13.16     13.16    13.16   13.16    13.16    13.16    13.16   13.16   13.16   13.16

      (1) Cash available to pay current and prior interest and Basis Risk Carry Forward Amount divided by the current Certificate Principal Balance.

      (2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.

      (3)   A Prefunding Period exists for periods 1 through 3, inclusive.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 25, 2005
Securitized Products Group          [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------

                  Schedule of Available Funds (Cash Cap) (1)(2)

Period   A-1      A-2       A-3       A-4       M-1       M-2      M-3     M-4      M-5      M-6      B-1     B-2     B-3     B-4
------   ---      ---       ---       ---       ---       ---      ---     ---      ---      ---      ---     ---     ---     ---
         Cap%     Cap%      Cap%      Cap%      Cap%      Cap%    Cap%     Cap%     Cap%     Cap%     Cap%    Cap%   Cap%     Cap%
         ----     ----      ----      ----      ----      ----    ----     ----     ----     ----     ----    ----   ----     ----
        Actual/  Actual/   Actual/   Actual/   Actual/   Actual/  Actual/ Actual/  Actual/  Actual/  Actual/ Actual/ Actual/ Actual/
         360      360       360       360       360       360      360     360      360      360      360     360     360     360
46      16.24      -       16.60     16.60     13.05     13.05    13.05   13.05    13.05    13.05    13.05   13.05   13.05   13.05
47      16.89      -       17.12     17.12     13.52     13.52    13.52   13.52    13.52    13.52    13.52   13.52   13.52   13.52
48      16.41      -       16.64     16.64     13.15     13.15    13.15   13.15    13.15    13.15    13.15   13.15   13.15   13.15
49      16.42      -       16.65     16.65     13.17     13.17    13.17   13.17    13.17    13.17    13.17   13.17   13.17   13.17
50      16.92      -       17.15     17.15     13.55     13.55    13.55   13.55    13.55    13.55    13.55   13.55   13.55   13.55
51      16.41      -       16.63     16.63     13.15     13.15    13.15   13.15    13.15    13.15    13.15   13.15   13.15   13.15
52      16.96      -       17.22     17.22     13.60     13.60    13.60   13.60    13.60    13.60    13.60   13.60   13.60   13.60
53      16.50      -       16.71     16.71     13.23     13.23    13.23   13.23    13.23    13.23    13.23   13.23   13.23   13.23
54      15.32      -       15.53     15.53     12.04     12.04    12.04   12.04    12.04    12.04    12.04   12.04   12.04   12.04
55      16.97      -       17.20     17.20     13.34     13.34    13.34   13.34    13.34    13.34    13.34   13.34   13.34   13.34
56      15.33      -       15.53     15.53     12.04     12.04    12.04   12.04    12.04    12.04    12.04   12.04   12.04   12.04
57      15.83      -       16.05     16.05     12.44     12.44    12.44   12.44    12.44    12.44    12.44   12.44   12.44   12.44
58      15.35      -         -       15.57     12.07     12.07    12.07   12.07    12.07    12.07    12.07   12.07   12.07   12.07
59      15.87      -         -       16.09     12.47     12.47    12.47   12.47    12.47    12.47    12.47   12.47   12.47   12.47
60      15.36      -         -       15.57     12.07     12.07    12.07   12.07    12.07    12.07    12.07   12.07   12.07   12.07
61      15.36      -         -       15.57     12.07     12.07    12.07   12.07    12.07    12.07    12.07   12.07   12.07   12.07
62      15.87      -         -       16.09     12.47     12.47    12.47   12.47    12.47    12.47    12.47   12.47   12.47   12.47
63      15.35      -         -       15.57     12.06     12.06    12.06   12.06    12.06    12.06    12.06   12.06   12.06   12.06
64      15.86      -         -       16.09     12.47     12.47    12.47   12.47    12.47    12.47    12.47   12.47   12.47   12.47
65      15.35      -         -       15.57     12.06     12.06    12.06   12.06    12.06    12.06    12.06   12.06   12.06   12.06
66      15.34      -         -       15.57     12.06     12.06    12.06   12.06    12.06    12.06    12.06   12.06   12.06   12.06
67      16.98      -         -       17.23     13.35     13.35    13.35   13.35    13.35    13.35    13.35   13.35   13.35   13.35
68      15.34      -         -       15.56     12.05     12.05    12.05   12.05    12.05    12.05    12.05   12.05   12.05   12.05
69      15.84      -         -       16.08     12.45     12.45    12.45   12.45    12.45    12.45    12.45   12.45   12.45   12.45
70      15.33      -         -       15.56     12.05     12.05    12.05   12.05    12.05    12.05    12.05   12.05   12.05   12.05
71      15.84      -         -       16.08     12.45     12.45    12.45   12.45    12.45    12.45    12.45   12.45   12.45   12.45
72      15.33      -         -       15.56     12.05     12.05    12.05   12.05    12.05    12.05    12.05   12.05   12.05   12.05
73      15.32      -         -       15.56     12.04     12.04    12.04   12.04    12.04    12.04    12.04   12.04   12.04   12.04
74      15.83      -         -       16.07     12.44     12.44    12.44   12.44    12.44    12.44    12.44   12.44   12.44   12.44
75      15.31      -         -       15.55     12.04     12.04    12.04   12.04    12.04    12.04    12.04   12.04   12.04   12.04
76      15.82      -         -       16.07     12.44     12.44    12.44   12.44    12.44    12.44    12.44   12.44   12.44   12.44
77      15.31      -         -       15.55     12.04     12.04    12.04   12.04    12.04    12.04    12.04   12.04   12.04   12.04
78      15.31      -         -       15.55     12.03     12.03    12.03   12.03    12.03    12.03    12.03   12.03   12.03   12.03
79      16.36      -         -       16.62     12.86     12.86    12.86   12.86    12.86    12.86    12.86   12.86   12.86   12.86
80      15.30      -         -       15.54     12.03     12.03    12.03   12.03    12.03    12.03    12.03   12.03   12.03   12.03
81      15.80      -         -       16.06     12.42     12.42    12.42   12.42    12.42    12.42    12.42   12.42   12.42   12.42
82      15.29      -         -       15.54     12.02     12.02    12.02   12.02    12.02    12.02    12.02   12.02   12.02   12.02
83      15.14      -         -       15.40     12.42     12.42    12.42   12.42    12.42    12.42    12.42   12.42   12.42   12.42
84      12.81      -         -       13.05     12.01     12.01    12.01   12.01    12.01    12.01    12.01   12.01   12.01   12.01
85      12.83      -         -       13.08     12.01     12.01    12.01   12.01    12.01    12.01    12.01   12.01   12.01   12.01
86      13.28      -         -       13.54     12.41     12.41    12.41   12.41    12.41    12.41    12.41   12.41   12.41   12.41
87      12.87      -         -       13.12     12.00     12.00    12.00   12.00    12.00    12.00    12.00   12.00   12.00   12.00
88      13.33      -         -       13.59     12.40     12.40    12.40   12.40    12.40    12.40    12.40   12.40   12.40   12.40
89      12.93      -         -       13.18     12.00     12.00    12.00   12.00    12.00    12.00    12.00   12.00   12.00   12.00
90      12.95      -         -       13.20     11.99     11.99    11.99   11.99    11.99    11.99    11.99   11.99   11.99   11.99

      (1) Cash available to pay current and prior interest and Basis Risk Carry Forward Amount divided by the current Certificate Principal Balance.

      (2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.

      (3)   A Prefunding Period exists for periods 1 through 3, inclusive.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 25, 2005
Securitized Products Group          [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------

                  Schedule of Available Funds (Cash Cap) (1)(2)

Period   A-1      A-2       A-3       A-4       M-1       M-2      M-3     M-4      M-5      M-6      B-1     B-2     B-3     B-4
------   ---      ---       ---       ---       ---       ---      ---     ---      ---      ---      ---     ---     ---     ---
         Cap%     Cap%      Cap%      Cap%      Cap%      Cap%    Cap%     Cap%     Cap%     Cap%     Cap%    Cap%   Cap%     Cap%
         ----     ----      ----      ----      ----      ----    ----     ----     ----     ----     ----    ----   ----     ----
        Actual/  Actual/   Actual/   Actual/   Actual/   Actual/  Actual/ Actual/  Actual/  Actual/  Actual/ Actual/ Actual/ Actual/
         360      360       360       360       360       360      360     360      360      360      360     360     360     360
91      14.37      -         -       14.65     13.27     13.27    13.27   13.27    13.27    13.27    13.27   13.27   13.27   13.27
92      13.01      -         -       13.26     11.99     11.99    11.99   11.99    11.99    11.99    11.99   11.99   11.99   11.99
93      13.47      -         -       13.73     12.38     12.38    12.38   12.38    12.38    12.38    12.38   12.38   12.38   12.38
94      13.07      -         -       13.32     11.98     11.98    11.98   11.98    11.98    11.98    11.98   11.98   11.98   11.98
95      13.53      -         -       13.80     12.38     12.38    12.38   12.38    12.38    12.38    12.38   12.38   12.38   12.38
96      13.13      -         -       13.38     11.97     11.97    11.97   11.97    11.97    11.97    11.97   11.97   11.97   11.97
97      13.16      -         -       13.42     11.97     11.97    11.97   11.97    11.97    11.97    11.97   11.97   11.97   11.97
98      13.63      -         -       13.90     12.36     12.36    12.36   12.36    12.36    12.36    12.36   12.36   12.36     -
99      13.23      -         -       13.49     11.96     11.96    11.96   11.96    11.96    11.96    11.96   11.96   11.96     -
100     13.71      -         -       13.97     12.36     12.36    12.36   12.36    12.36    12.36    12.36   12.36   12.36     -
101     13.30      -         -       13.56     11.96     11.96    11.96   11.96    11.96    11.96    11.96   11.96   11.96     -
102     13.34      -         -       13.60     11.95     11.95    11.95   11.95    11.95    11.95    11.95   11.95   11.95     -
103     14.81      -         -       15.10     13.23     13.23    13.23   13.23    13.23    13.23    13.23   13.23   13.23     -
104     13.42      -         -       13.68     11.95     11.95    11.95   11.95    11.95    11.95    11.95   11.95   11.95     -
105     13.91      -         -       14.18     12.34     12.34    12.34   12.34    12.34    12.34    12.34   12.34     -       -
106     13.50      -         -       13.76     11.94     11.94    11.94   11.94    11.94    11.94    11.94   11.94     -       -
107     14.00      -         -       14.27     12.33     12.33    12.33   12.33    12.33    12.33    12.33   12.33     -       -
108     13.59      -         -       13.85     11.93     11.93    11.93   11.93    11.93    11.93    11.93   11.93     -       -
109     13.64      -         -       13.90     11.93     11.93    11.93   11.93    11.93    11.93    11.93   11.93     -       -
110     14.14      -         -       14.41     12.32     12.32    12.32   12.32    12.32    12.32    12.32   12.32     -       -
111     13.74      -         -       14.00     11.92     11.92    11.92   11.92    11.92    11.92    11.92   11.92     -       -
112     14.25      -         -       14.52     12.31     12.31    12.31   12.31    12.31    12.31    12.31   12.31     -       -
113     13.84      -         -       14.10     11.91     11.91    11.91   11.91    11.91    11.91    11.91   11.91     -       -
114     13.89      -         -       14.16     11.91     11.91    11.91   11.91    11.91    11.91    11.91   11.91     -       -
115     15.44      -         -       15.74     13.18     13.18    13.18   13.18    13.18    13.18    13.18     -       -       -
116     14.01      -         -       14.27     11.90     11.90    11.90   11.90    11.90    11.90    11.90     -       -       -
117     14.53      -         -       14.81     12.30     12.30    12.30   12.30    12.30    12.30    12.30     -       -       -
118     14.13      -         -       14.39     11.90     11.90    11.90   11.90    11.90    11.90    11.90     -       -       -
119     14.66      -         -       14.94     12.29     12.29    12.29   12.29    12.29    12.29    12.29     -       -       -
120     14.25      -         -       14.52     11.89     11.89    11.89   11.89    11.89    11.89    11.89     -       -       -
121     14.32      -         -       14.59     11.89     11.89    11.89   11.89    11.89    11.89    11.89     -       -       -
122     14.87      -         -       15.14     12.28     12.28    12.28   12.28    12.28    12.28    12.28     -       -       -
123     14.46      -         -       14.73     11.88     11.88    11.88   11.88    11.88    11.88    11.88     -       -       -
124     15.01      -         -       15.29     12.27     12.27    12.27   12.27    12.27    12.27      -       -       -       -
125     14.60      -         -       14.87     11.87     11.87    11.87   11.87    11.87    11.87      -       -       -       -
126     14.68      -         -       14.95     11.87     11.87    11.87   11.87    11.87    11.87      -       -       -       -
127     15.77      -         -       16.07     12.68     12.68    12.68   12.68    12.68    12.68      -       -       -       -
128     14.84      -         -       15.11     11.86     11.86    11.86   11.86    11.86    11.86      -       -       -       -
129     15.42      -         -       15.70     12.25     12.25    12.25   12.25    12.25    12.25      -       -       -       -
130     15.01      -         -       15.28     11.85     11.85    11.85   11.85    11.85    11.85      -       -       -       -
131     15.60      -         -       15.88     12.25     12.25    12.25   12.25    12.25    12.25      -       -       -       -
132     15.19      -         -       15.46     11.85     11.85    11.85   11.85    11.85      -        -       -       -       -
133     15.28      -         -       15.56     11.84     11.84    11.84   11.84    11.84      -        -       -       -       -
134     15.89      -         -       16.17     12.23     12.23    12.23   12.23    12.23      -        -       -       -       -
135     15.47      -         -       15.75     11.84     11.84    11.84   11.84    11.84      -        -       -       -       -

      (1) Cash available to pay current and prior interest and Basis Risk Carry Forward Amount divided by the current Certificate Principal Balance.

      (2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.

      (3)   A Prefunding Period exists for periods 1 through 3, inclusive.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 25, 2005
Securitized Products Group          [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------

                  Schedule of Available Funds (Cash Cap) (1)(2)

Period   A-1      A-2       A-3       A-4       M-1       M-2      M-3     M-4      M-5      M-6      B-1     B-2     B-3     B-4
------   ---      ---       ---       ---       ---       ---      ---     ---      ---      ---      ---     ---     ---     ---
         Cap%     Cap%      Cap%      Cap%      Cap%      Cap%    Cap%     Cap%     Cap%     Cap%     Cap%    Cap%   Cap%     Cap%
         ----     ----      ----      ----      ----      ----    ----     ----     ----     ----     ----    ----   ----     ----
        Actual/  Actual/   Actual/   Actual/   Actual/   Actual/  Actual/ Actual/  Actual/  Actual/  Actual/ Actual/ Actual/ Actual/
         360      360       360       360       360       360      360     360      360      360      360     360     360     360
136     16.10      -         -       16.38     12.23     12.23    12.23   12.23    12.23      -        -       -       -       -
137     15.68      -         -       15.96     11.83     11.83    11.83   11.83    11.83      -        -       -       -       -
138     15.79      -         -       16.07     11.83     11.83    11.83   11.83      -        -        -       -       -       -
139     17.60      -         -       17.91     13.09     13.09    13.09   13.09      -        -        -       -       -       -
140     16.01      -         -       16.29     11.82     11.82    11.82   11.82      -        -        -       -       -       -
141     16.67      -         -       16.96     12.21     12.21    12.21   12.21      -        -        -       -       -       -
142     16.25      -         -       16.53     11.81     11.81    11.81   11.81      -        -        -       -       -       -
143     16.92      -         -       17.21     12.20     12.20    12.20   12.20      -        -        -       -       -       -
144     16.50      -         -       16.79     11.80     11.80    11.80   11.80      -        -        -       -       -       -
145     16.64      -         -       16.92     11.80     11.80    11.80     -        -        -        -       -       -       -
146     17.33      -         -       17.62     12.19     12.19    12.19     -        -        -        -       -       -       -
147     16.91      -         -       17.19     11.79     11.79    11.79     -        -        -        -       -       -       -
148     17.62      -         -       17.92     12.18     12.18    12.18     -        -        -        -       -       -       -
149     17.20      -         -       17.49     11.79     11.79    11.79     -        -        -        -       -       -       -
150     17.35      -         -       17.64     11.78     11.78      -       -        -        -        -       -       -       -
151     19.39      -         -       19.70     13.04     13.04      -       -        -        -        -       -       -       -
152     17.67      -         -       17.96     11.78     11.78      -       -        -        -        -       -       -       -
153     18.43      -         -       18.73     12.16     12.16      -       -        -        -        -       -       -       -
154     18.01      -         -       18.29     11.77     11.77      -       -        -        -        -       -       -       -
155     18.79      -         -       19.09     12.16     12.16      -       -        -        -        -       -       -       -
156     18.36      -         -       18.65     11.76     11.76      -       -        -        -        -       -       -       -
157     18.55      -         -       18.84     11.76     11.76      -       -        -        -        -       -       -       -
158     19.37      -         -       19.66     12.15       -        -       -        -        -        -       -       -       -
159     18.94      -         -       19.23     11.75       -        -       -        -        -        -       -       -       -
160     19.78      -         -       20.08     12.14       -        -       -        -        -        -       -       -       -
161     19.35      -         -       19.64     11.74       -        -       -        -        -        -       -       -       -
162     19.56      -         -       19.85     11.74       -        -       -        -        -        -       -       -       -
163     21.90      -         -       22.22     12.99       -        -       -        -        -        -       -       -       -
164     20.01      -         -       20.30     11.73       -        -       -        -        -        -       -       -       -
165     20.95      -         -       21.25       -         -        -       -        -        -        -       -       -       -
166     20.71      -         -       21.00       -         -        -       -        -        -        -       -       -       -
167     21.88      -         -       22.19       -         -        -       -        -        -        -       -       -       -
168     21.68      -         -       21.98       -         -        -       -        -        -        -       -       -       -
169     22.23      -         -       22.52       -         -        -       -        -        -        -       -       -       -
170     23.58      -         -       23.88       -         -        -       -        -        -        -       -       -       -
171     23.46      -         -       23.76       -         -        -       -        -        -        -       -       -       -
172     24.97      -         -       25.27       -         -        -       -        -        -        -       -       -       -
173     24.93      -         -       25.22       -         -        -       -        -        -        -       -       -       -
174     25.77      -         -       26.07       -         -        -       -        -        -        -       -       -       -
175     28.59      -         -       28.91       -         -        -       -        -        -        -       -       -       -
176     27.97      -         -       28.28       -         -        -       -        -        -        -       -       -       -
177     31.04      -         -       31.41       -         -        -       -        -        -        -       -       -       -
178     32.58      -         -       32.89       -         -        -       -        -        -        -       -       -       -
179     35.73      -         -       36.05       -         -        -       -        -        -        -       -       -       -
180     36.88      -         -       37.19       -         -        -       -        -        -        -       -       -       -

      (1) Cash available to pay current and prior interest and Basis Risk Carry Forward Amount divided by the current Certificate Principal Balance.

      (2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.

      (3)   A Prefunding Period exists for periods 1 through 3, inclusive.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 25, 2005
Securitized Products Group          [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------

                  Schedule of Available Funds (Cash Cap) (1)(2)

Period   A-1      A-2       A-3       A-4       M-1       M-2      M-3     M-4      M-5      M-6      B-1     B-2     B-3     B-4
------   ---      ---       ---       ---       ---       ---      ---     ---      ---      ---      ---     ---     ---     ---
         Cap%     Cap%      Cap%      Cap%      Cap%      Cap%    Cap%     Cap%     Cap%     Cap%     Cap%    Cap%   Cap%     Cap%
         ----     ----      ----      ----      ----      ----    ----     ----     ----     ----     ----    ----   ----     ----
        Actual/  Actual/   Actual/   Actual/   Actual/   Actual/  Actual/ Actual/  Actual/  Actual/  Actual/ Actual/ Actual/ Actual/
         360      360       360       360       360       360      360     360      360      360      360     360     360     360
181     39.43      -         -       39.73       -         -        -       -        -        -        -       -       -       -
182     43.72      -         -       44.03       -         -        -       -        -        -        -       -       -       -
183     45.74      -         -       46.04       -         -        -       -        -        -        -       -       -       -
184     51.56      -         -       51.87       -         -        -       -        -        -        -       -       -       -
185     55.05      -         -       55.36       -         -        -       -        -        -        -       -       -       -
186     61.61      -         -       61.91       -         -        -       -        -        -        -       -       -       -
187     77.74      -         -       78.08       -         -        -       -        -        -        -       -       -       -
188     82.01      -         -       82.31       -         -        -       -        -        -        -       -       -       -
189    102.46      -         -       102.78      -         -        -       -        -        -        -       -       -       -
190    126.35      -         -       126.66      -         -        -       -        -        -        -       -       -       -
191    181.94      -         -       182.25      -         -        -       -        -        -        -       -       -       -
192    295.91      -         -         -         -         -        -       -        -        -        -       -       -       -
193       *        -         -         -         -         -        -       -        -        -        -       -       -       -
194       -        -         -         -         -         -        -       -        -        -        -       -       -       -

      * In period 193, the Class A-1 Certificates have an approximate beginning Class Principal Balance of $46,135 and are paid approximately $102,706 in interest.

      (1) Cash available to pay current and prior interest and Basis Risk Carry Forward Amount divided by the current Certificate Principal Balance.

      (2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.

      (3)   A Prefunding Period exists for periods 1 through 3, inclusive.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 25, 2005
Securitized Products Group          [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------

Interest Rate Swap Schedule

Swap Rate: 4.30%

--------------------------------------------------------------------------------
                     Start Accrual         End Accrual         Swap Notional
    Period                                                        Balance $
--------------------------------------------------------------------------------
       1               8/30/2005            9/25/2005         617,682,000.00
       2               9/25/2005           10/25/2005         635,428,000.00
       3              10/25/2005           11/25/2005         652,726,000.00
       4              11/25/2005           12/25/2005         669,582,774.08
       5              12/25/2005            1/25/2006         641,708,531.56
       6               1/25/2006            2/25/2006         615,080,359.77
       7               2/25/2006            3/25/2006         589,458,778.34
       8               3/25/2006            4/25/2006         564,797,887.70
       9               4/25/2006            5/25/2006         541,065,530.47
       10              5/25/2006            6/25/2006         518,210,237.95
       11              6/25/2006            7/25/2006         496,194,963.82
       12              7/25/2006            8/25/2006         474,984,865.94
       13              8/25/2006            9/25/2006         454,553,983.43
       14              9/25/2006           10/25/2006         434,891,085.68
       15             10/25/2006           11/25/2006         415,992,832.29
       16             11/25/2006           12/25/2006         397,898,554.90
       17             12/25/2006            1/25/2007         380,584,641.75
       18              1/25/2007            2/25/2007         364,022,657.73
       19              2/25/2007            3/25/2007         348,098,921.19
       20              3/25/2007            4/25/2007         332,539,787.87
       21              4/25/2007            5/25/2007         316,379,647.64
       22              5/25/2007            6/25/2007         289,268,391.91
       23              6/25/2007            7/25/2007         114,204,428.92
       24              7/25/2007            8/25/2007          90,095,558.56
       25              8/25/2007            9/25/2007          75,940,074.53
       26              9/25/2007           10/25/2007          63,306,759.56
       27             10/25/2007           11/25/2007          60,297,024.79
       28             11/25/2007           12/25/2007          57,941,383.57
       29             12/25/2007            1/25/2008          55,687,669.54
       30              1/25/2008            2/25/2008          53,522,401.93
       31              2/25/2008            3/25/2008          51,304,747.39
       32              3/25/2008            4/25/2008          49,304,425.68
       33              4/25/2008            5/25/2008          47,382,517.83
       34              5/25/2008            6/25/2008          45,215,359.30
       35              6/25/2008            7/25/2008          31,623,921.05
       36              7/25/2008            8/25/2008          27,006,730.02
       37              8/25/2008            9/25/2008          25,196,158.06
       38              9/25/2008           10/25/2008          23,493,072.48
       39             10/25/2008           11/25/2008          22,520,691.85
       40             11/25/2008           12/25/2008          21,739,425.38
       41             12/25/2008            1/25/2009          20,985,834.82
       42              1/25/2009            2/25/2009          20,257,937.46
       43              2/25/2009            3/25/2009          19,554,877.36
       44              3/25/2009            4/25/2009          18,875,822.69
       45              4/25/2009            5/25/2009          18,219,969.22
       46              5/25/2009            6/25/2009          17,586,538.88
       47              6/25/2009            7/25/2009          16,974,778.64
       48              7/25/2009            8/25/2009          16,383,960.65
       49              8/25/2009            9/25/2009          15,813,380.73
       50              9/25/2009           10/25/2009          15,262,357.87
       51             10/25/2009           11/25/2009          14,730,233.50
       52             11/25/2009           12/25/2009          14,216,370.74
       53             12/25/2009            1/25/2010          13,720,153.72
       54                  -                    -                    -
--------------------------------------------------------------------------------

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 25, 2005
Securitized Products Group          [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      DESCRIPTION OF THE TOTAL COLLATERAL
                         Statistical Collateral Summary
--------------------------------------------------------------------------------

Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans.

                                                                 Summary Statistics       Range (if applicable)      Average
                                                                 ------------------       ---------------------      -------
Number of Mortgage Loans:                                              3,614

Aggregate Current Principal Balance:                                $635,338,651            $9,913 - $975,000        $175,799

Aggregate Original Principal Balance:                               $636,337,901           $10,000 - $975,000        $176,076

1st Lien:                                                              97.34%
2nd Lien:                                                              2.66%

Fixed Rate Mortgage Loans:                                             10.98%
Adjustable Rate Mortgage Loans:                                        89.02%
Interest Only Mortgage Loans:                                          29.78%

Wtd. Avg. Mortgage Rate:                                               7.481%               5.050% - 14.000%

Wtd. Avg. Original Term to Maturity (months):                           355                     84 - 360
Wtd. Avg. Remaining Term to Maturity  (months):                         352                     82 - 360

Wtd. Avg. Margin (ARM Loans Only):                                     6.371%               2.000% - 10.150%
Wtd. Avg. Maximum Mortgage Rate (ARM Loans Only):                     13.895%               11.050% - 20.125%
Wtd. Avg. Minimum Mortgage Rate (ARM Loans Only):                      7.271%               1.500% - 12.035%

Wtd. Avg. Combined Original LTV:                                       80.43%                 13.97% - 100%

Wtd. Avg. Borrower FICO:                                                630                     500 - 813

Owner Occupied:                                                        95.37%

Cashout Refinance:                                                     54.02%
Purchase:                                                              42.95%
Rate Term Refinance:                                                   3.04%

Full Documentation:                                                    48.72%
Limited/Alternate Documentation:                                       1.44%
Stated Documentation:                                                  49.18%

Geographic Distribution (Top 5):                                CA            36.91%
                                                                FL            16.42%
                                                                NV             3.22%
                                                                NJ             3.08%
                                                                VA             2.95%

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                     FOR ADDITIONAL INFORMATION PLEASE CALL:

--------------------------------------------------------------------------------
                                 Morgan Stanley
--------------------------------------------------------------------------------

    Asset Backed Finance
    --------------------

    Valerie Kay                                    212-761-2162

    Forchi Chen                                    212-761-2154

    John Chappell                                  212-761-4023

    ABS Syndicate & Trading
    -----------------------

    Rick Onkey                                     212-761-2122

    Vanessa Vanacker                               212-761-2016

    Dimitri Kavour                                 212-761-1997

    Nicole Limberg                                 212-761-2084

    Josh Hollander                                 212-761-7373

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Rating Agency Contacts
--------------------------------------------------------------------------------

    Standard & Poor's
    -----------------

    Brian Weller                                   212-438-1934

    Moody's
    -------

    Joseph Grohotolski                             212-553-4619

    Fitch Ratings
    -------------

    Wen Hsu                                        212-908-0633

    Jonathan Teichmann                             212-908-0862

--------------------------------------------------------------------------------

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 25, 2005
Securitized Products Group          [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------

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                                      -28-